SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




      Date of report (Date of earliest event reported): June 19, 2006

                        Biggest Little Investments L.P.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                     0-16856                 13-3368726
--------------------------    ----------------------    ---------------------
(State or other jurisdic-    (Commission File Number)   (IRS Employer Identi-
 tion of incorporation or                                   fication No.)
     organization)



      1175 West Moana Lane
          Reno, Nevada                                           89509
--------------------------------                         --------------------
(Address of principal executive                                (Zip Code)
           offices)

                                (775) 825-3355
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             (Registrant's telephone number, including area code)


             ---------------------------------------------------
         (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Ruled 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13E-4(c))



ITEM 4.01 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

(a)      Disengagement of previous independent accountants

         (i) On June 19, 2006, Biggest Little Investments, L.P., or the Partnership, disengaged Imowitz, Koenig & Co., or Imowitz, as its independent public accountants. The Manager of the Partnership's general Partner, Maxum LLC, participated in and approved the decision to disengage Imowitz.

         (ii) The reports of Imowitz on the financial statements of the Partnership for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         (iii) During the two most recent fiscal years and through June 19, 2006, there have been no disagreements between the Partnership and Imowitz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Imowitz, would have caused Imowitz to make reference to the subject matter thereof in its report on the Partnership's financial statements for such periods.

         (iv) During the two most recent fiscal years and through June 19, 2006, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

         (v) At the request of the Partnership, Imowitz furnished a letter addressed to the SEC stating that it agrees with the above statements. A copy of such letter, dated June 19, 2006, is filed as Exhibit 99.1 to this Form 8-K.

(b)      Engagement of new independent accountants.

         (i) The Partnership engaged Mark Bailey & Company Ltd. as its new independent accountants as of June 19, 2006. During the two most recent fiscal years and through June 19, 2006, the Partnership has not consulted with Mark Bailey & Company Ltd. regarding the matters described in, and required to be disclosed pursuant to, Item 304(a)(2)(i) or
                  Item 304(a)(2)(ii) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1 Imowitz, Koenig & Co. Letter Dated June 19, 2006.









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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 20th day of June, 2006.


                                Biggest Little Investments L.P.

                                By:  Maxum LLC
                                     Its General Partner


                                     By:  /s/ Ben Farahi
                                     -------------------
                                              Ben Farahi
                                              Manager












































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Exhibit Index

Exhibit No.             Description
-----------             -----------
99.1                    Imowitz, Koenig & Co. Letter Dated June 19, 2006.

























































                                    -4-



Exhibit 99.1



June 19, 2006

Imowitz Koenig & Co., LLP
622 Third Avenue
New York, NY 10017


Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549


Re: Biggest Little Investments, L.P.


Dear Sir or Madam:

We have read the statements that we understand Biggest Little Investments, L.P. will include under Item 4 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.


Very truly yours,


/s/ Imowitz Koenig & Co., LLP
-----------------------------
    Imowitz Koenig & Co., LLP



























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